UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2014

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2014, Hines REIT Airport Corporate Center LLC and Hines REIT ACC II LLC, subsidiaries of Hines Real Estate Investment Trust, Inc. ("Hines REIT"), entered into a contract with CBRE SPUS7 Acquisitions, LLC, (the "Purchaser") to sell Airport Corporate Center. Airport Corporate Center is a portfolio of properties located in the Miami Airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings and a 5.46-acre land development site. The Purchaser is not affiliated with Hines REIT or its affiliates.

The net contract sale price for Airport Corporate Center is expected to be approximately $132.3 million, exclusive of transaction costs and closing prorations. Hines REIT expects the closing of this sale to occur in September 2014, subject to a number of closing conditions, including the receipt of tenant estoppels related to at least 75% of the net rentable area of Airport Corporate Center. The Purchaser funded an earnest money deposit in the sum of $5.0 million on July 14, 2014. There is no guarantee that this sale will be consummated.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:
10.1 Agreement of Sale and Purchase, dated as of July 11, 2014, by and between Hines REIT Airport Corporate Center LLC and Hines REIT ACC II LLC and CBRE SPUS7 Acquisitions, LLC.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential sale of the properties described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to materially from those in the forward-looking statements include the risk that the closing conditions might not be satisfied, the risk associated with the possibility that the Purchaser may determine not to close on the acquisition, and other risks described in the “Risk Factors” section of Hines REIT’s Annual Report on Form 10-K for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

July 17, 2014	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Agreement of Sale and Purchase, dated as of July 11, 2014, by and between Hines REIT Airport Corporate Center LLC and Hines REIT ACC II LLC and CBRE SPUS7 Acquisitions, LLC